UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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SkyWest, Inc.

(Name of Registrant as Specified In Its Charter)

Not applicable

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SKYWEST, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 2, 2006

To the Shareholders of SkyWest, Inc.:
      The Annual Meeting of Shareholders of SkyWest, Inc. (the “Company”) will be held at the SkyWest Corporate Offices, 444 South River Road, St. George, Utah 84790, on Tuesday, May 2, 2006, at 11:00 a.m. (the “Annual Meeting”). The purpose of the Annual Meeting is to consider and vote upon the following matters, as more fully described in the accompanying Proxy Statement:

(1) The election of eight members of the Board of Directors, each to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

(2) The ratification of the appointment of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2006;

(3) The approval of the SkyWest, Inc. 2006 Employee Stock Purchase Plan;

(4) The approval of the SkyWest, Inc. 2006 Long-Term Incentive Plan; and

(5) Such other matters as may properly come before the meeting.
      The Board of Directors has fixed the close of business on March 17, 2006 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Jerry C. Atkin
Chairman of the Board
DATED: March 24, 2006
IMPORTANT
      WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE DATE, COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY.

SKYWEST, INC.
444 South River Road
St. George, Utah 84790

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS
May 2, 2006
SOLICITATION OF PROXIES
      This Proxy Statement is being furnished to the shareholders of SkyWest, Inc., a Utah corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company of proxies from holders of outstanding shares of the Company’s common stock, no par value (the “Common Stock”), for use at the Annual Meeting of Shareholders of the Company to be held at the SkyWest Corporate Offices, 444 South River Road, St. George, Utah 84790, on Tuesday, May 2, 2006, at 11:00 a.m., and at any adjournment or postponement of that meeting (the “Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about March 24, 2006.
      The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by use of the mails, the directors, officers and employees of the Company, without receiving additional compensation, may solicit proxies personally or by telephone or telegram. The Company has also engaged The Altman Group, professional proxy solicitors, who will be paid fees and expenses of approximately $5,000, to assist in solicitation of proxies primarily by mail, but also by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of Common Stock held by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.
VOTING
      The Board of Directors has fixed the close of business on March 17, 2006 as the record date (the “Record Date”) for determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 59,524,965 shares of Common Stock. The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting.
Proxies
      Shares of Common Stock that are entitled to be voted at the Annual Meeting and that are represented by properly executed proxies will be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated, those shares will be voted FOR the election of each of the eight director nominees; FOR the ratification of the appointment of Ernst & Young LLP as independent public accountants for the year ending December 31, 2006; FOR the approval of the SkyWest, Inc. 2006 Employee Stock Purchase Plan; FOR the approval of the SkyWest, Inc. 2006 Long-Term Incentive Plan; and, in the discretion of the proxy holders, as to any other matters that may properly come before the Annual Meeting. A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date; by filing with the Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked; or by voting the Common Stock covered thereby in person at the Annual Meeting.

Vote Required
      The presence of a majority of the issued and outstanding shares of Common Stock entitled to vote, represented in person or by proxy, is required for a quorum at the Annual Meeting. Holders of shares of Common Stock are entitled to one vote at the Annual Meeting for each share of Common Stock held of record on the Record Date. In the election of directors, shareholders will not be allowed to cumulate their votes. The eight nominees receiving the highest number of votes will be elected. Under Utah law, the affirmative vote of a majority of the votes properly cast is required to ratify the appointment of Ernst & Young LLP, to approve the SkyWest, Inc. 2006 Employee Stock Purchase Plan, and to approve the SkyWest, Inc. 2006 Long-Term Incentive Plan. Accordingly, abstentions and broker non-votes will not affect the outcome of any of the foregoing proposals. Any other matter presented for approval by the shareholders at the Annual Meeting will generally be approved if the votes cast in favor of a matter exceed the votes cast in opposition. With respect to any such matter, abstentions and broker non-votes are not likely to affect the outcome of a vote on such matter.
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
      Directors elected at the Annual Meeting will serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. Shareholders do not have cumulative voting rights in the election of directors (each shareholder is entitled to cast one vote for each share held for each director). Unless authority is withheld, it is the intention of the persons named in the enclosed form of proxy to vote “FOR” the election as directors of the persons identified below as nominees for director. Each of the nominees is currently serving as a director, except Henry J. Eyring who has been nominated to fill one of the two existing vacancies on the Company’s Board of Directors. If for any reason the candidacy of any one or more of the nominees is withdrawn, the proxies will be voted “FOR” such other person or persons, if any, as may be designated by the Board of Directors. The Board has no reason to believe that any nominee herein named will be unable or unwilling to serve.
      The Bylaws of the Company provide for a total of nine directors. As a result of the resignation of Hyrum W. Smith as a director in January 2006, the Board of Directors currently consists of only eight directors. Furthermore, the Company’s Corporate Governance Guidelines provide for mandatory retirement for directors upon attaining the age of 70. Sidney J. Atkin, who has served as a director of the Company, has reached the age of 70 and will not stand for re-election as a director. The Board of Directors, upon the recommendation of its Nominating and Corporate Governance Committee, has nominated Henry J. Eyring to fill the existing vacancy on the Board of Directors. Information regarding Mr. Eyring’s background and qualifications is set forth below. The Nominating and Governance Committee of the Board of Directors is currently conducting a search to identify a qualified candidate to fill the vacancy which is expected to result from Mr. Atkin’s departure; however, the search has not been completed and no nominee has been designated. Accordingly, only eight directors will be elected at the Annual Meeting. Notwithstanding the existing and anticipated vacancies on the Board of Directors, proxies cannot be voted for more than eight individuals, which number represents the number of directors to be elected at the Annual Meeting.
Nominees for Director
      The following paragraphs set forth information about each nominee for election as a director.
      JERRY C. ATKIN, 57, joined the Company in July 1974 as a member of the Board of Directors and the Company’s Director of Finance. In 1975, Mr. Atkin assumed the office of President and Chief Executive Officer. Mr. Atkin was elected Chairman of the Board in 1991. He also serves as Chairman of the Board and Chief Executive Officer of SkyWest Airlines, Inc. (“SkyWest Airlines”) and Atlantic Southeast Airlines, Inc. (“ASA”), both of which are wholly-owned subsidiaries of the Company. Prior to employment by the Company, Mr. Atkin was employed by a public accounting firm and is a certified public accountant. Mr. Atkin currently serves as a director of Zions Bancorporation, a regional bank holding company based in Salt Lake City, Utah.

      W. STEVE ALBRECHT, 59, is the Associate Dean and Arthur Andersen Alumni Professor of Accounting, Marriott School of Management, Brigham Young University. Mr. Albrecht, a certified public accountant, certified internal auditor, and certified fraud examiner, joined BYU in 1977 after teaching at Stanford University and the University of Illinois. Mr. Albrecht has served as President of the American Accounting Association, the Association of Certified Fraud Examiners, and Beta Alpha Psi. Mr. Albrecht serves on the board of directors of ICON Health & Fitness, a manufacturer of home and commercial health and fitness equipment; Red Hat, Inc., an open source software company; Cypress SemiConductor, a Silicon Valley semiconductor firm; and SunPower Incorporated, a manufacturer of high efficiency solar cells and solar panels. He is currently a trustee for the Financial Accounting Foundation that oversees accounting standard setting in the private sector and the government sector. Mr. Albrecht has served as a director of the Company since 2003.
      J. RALPH ATKIN, 62, was a founder of the Company and served as President and Chief Executive Officer from 1972 to 1975. Mr. Atkin served as Chairman of the Board from 1972 to 1991. From 1984 to 1988, Mr. Atkin served as Senior Vice President of the Company. Mr. Atkin also serves as a director of Festival Airlines, an early-stage provider of charter air service. Mr. Atkin previously served as the Chief Executive Officer of Ghana International Airlines, an early-stage enterprise currently exploring the funding and operation of an airline in Africa. Mr. Atkin served as Chief Executive Officer of EuroSky, a company organized to explore the feasibility of a regional airline in Austria, during 1994 and 1995. From March 1991 to January 1993, Mr. Atkin was Director of Business and Economic Development for the State of Utah. Mr. Atkin is an attorney and has served as a director of the Company since 1972.
      MERVYN K. COX, 69, is an orthodontist engaged in private practice and is also engaged in the development and management of real estate. Mr. Cox has served as a director of the Company since 1974.
      IAN M. CUMMING, 65, currently serves as the Chairman of the Board and Chief Executive Officer of Leucadia National Corporation, a diversified financial services holding company principally engaged in personal and commercial lines of property and casualty insurance, banking and lending and manufacturing. Mr. Cumming is also Chairman of the Board of the Finova Group, Inc., a middle-market lender and a director of MK Resources Co., a gold mining and exploration company, and HomeFed Corp., a real estate investment and development company. Mr. Cumming has served as a director of the Company since 1986.
      HENRY J. EYRING, 42, is the President of the Japan Tokyo North Mission of the Church of Jesus Christ of Latter-day Saints. His voluntary term of service in that capacity began in July 2003 and is scheduled to be completed in July 2006. Previously, he was a special partner with Peterson Capital, a private equity investment firm, from 2002 until 2003, and a group leader with the Monitor Company, a Cambridge, Massachusetts-based management consulting firm, from 1988 until 1989. He was also the director of the Masters of Business Administration Program at Brigham Young University from 1998 through 2002. Mr. Eyring served previously as a director of the Company from 1995 until May 2003.
      ROBERT G. SARVER, 44, is the Chairman of the Board and Chief Executive Officer of Western Alliance Bancorporation, a commercial bank holding company doing business in Nevada, California and Arizona, and the managing partner of the Phoenix Suns, a professional basketball team. Mr. Sarver served as Chairman of the Board and Chief Executive Officer of California Bank and Trust from 1995 to 2001. Prior to 1995, he served as the President of National Bank of Arizona. Mr. Sarver is also an executive director of Southwest Value Partners, a real estate investment company, and is a director of Meritage Corporation, a builder of single-family homes. Mr. Sarver has served as a director of the Company since 2000.
      STEVEN F. UDVAR-HAZY, 60, is currently Chairman of the Board and Chief Executive Officer of International Lease Finance Corporation, a wholly-owned subsidiary of American International Group, Inc., which leases and finances commercial jet aircraft worldwide. Mr. Udvar-Hazy has been engaged in aircraft leasing and finance for more than 36 years. Mr. Udvar-Hazy has served as a director of the Company since 1986.

The Board of Directors recommends that shareholders vote FOR the election of each of the foregoing nominees.
Meetings and Committees
      During the year ended December 31, 2005, the Board of Directors held eight meetings. All members attended at least 75% of all board meetings and applicable committee meetings held during the year.
      The Board of Directors has a Compensation Committee that reviews and establishes compensation for the Company’s officers, except the Chief Executive Officer, whose compensation is approved by the Board of Directors upon recommendation of the Compensation Committee. The Compensation Committee also approves the amount of contributions to the employees’ retirement plan and administers the Company’s equity compensation plans. The members of the Compensation Committee currently are J. Ralph Atkin, Chairman, Steven F. Udvar-Hazy and Sidney J. Atkin. The Compensation Committee met four times during the year ended December 31, 2005.
      The Board of Directors has an Audit and Finance Committee that is responsible for oversight of management’s conduct of the Company’s financial reporting process. The Audit and Finance Committee has responsibility for overseeing (i) the financial reports and other financial information provided by the Company to governmental or regulatory bodies, the public or other users, (ii) the Company’s systems of internal accounting and financial controls, and (iii) the annual independent audit of the Company’s financial statements. The Audit and Finance Committee operates under a written Audit and Finance Committee Charter adopted by the board, a copy of which was attached as Appendix A to the Company’s 2004 Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2004. The members of the Audit and Finance Committee are W. Steve Albrecht, Chairman, Ian M. Cumming, Mervyn K. Cox and Robert G. Sarver. Each member of the Audit and Finance Committee is an independent director for purposes of the Marketplace Rules of The Nasdaq National Market. The Board of Directors has determined that W. Steve Albrecht, who serves on the Audit and Finance Committee, is an audit committee financial expert as defined by Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit and Finance Committee met seven times during the year ended December 31, 2005.
      The Board of Directors has a Nominating and Governance Committee that recommends to the Board of Directors nominees for election, as well as the amount of director compensation. The Nominating and Governance Committee operates under a written Nominating and Governance Committee Charter adopted by the board, a copy of which was attached as Appendix B to the Company’s 2004 Proxy Statement filed with the SEC on April 7, 2004. The charter is not available on the Company’s website. The Nominating and Governance Committee will consider recommendations for director nominees by shareholders if the names of those nominees and relevant biographical information are properly submitted in writing to the Secretary of the Company in the manner described for shareholder nominations below under the heading “Proposals of Security Holders for 2007 Annual Meeting.” Director nominees must have a strong professional or other background, a reputation for integrity and responsibility, and experience relevant to the Company. The nominee must be able to commit appropriate time to prepare for, attend and participate in all board and applicable committee meetings and the annual meeting of shareholders and must not have any conflicts of interest with the Company. The Nominating and Governance Committee will also require some director nominees to be independent as defined under the listing standards of The Nasdaq Stock Market. All nominees, whether submitted by a shareholder or the Nominating and Governance Committee, will be evaluated in the same manner. The current members of the Nominating and Governance Committee are Mervyn K. Cox, Chairman, Sidney J. Atkin and Ian M. Cumming. All members of the Nominating and Governance Committee are independent for purposes of the listing standards of The Nasdaq Stock Market. The Nominating and Governance Committee met once during the year ended December 31, 2005.
Code of Ethics
      The Company has not yet adopted a code of ethics for its principal executive officer and principal financial officer. The Company is, however, in the process of developing a code of ethics and intends to adopt a code of ethics at its next board meeting.

Shareholder Communications with the Board of Directors
      The Board of Directors allows shareholders to send communications to the Board of Directors through its Audit and Finance Committee and Nominating and Governance Committee. Communications relating to audit, accounting, fraud or related matters must be sent to the Chairman of the Audit and Finance Committee at the Company’s corporate office, 444 South River Road, St. George, Utah 84790. All other communications, except those related to shareholder proposals that are discussed below under the heading “Proposals of Security Holders for 2007 Annual Meeting,” must be sent to the Chairman of the Nominating and Governance Committee at the Company’s corporate office, 444 South River Road, St. George, Utah 84790.
      All directors of the Company are strongly encouraged to attend the Annual Meeting of Shareholders. All of the Company’s directors were present at the 2005 Annual Meeting of Shareholders.
Family Relationships
      J. Ralph Atkin and Sidney J. Atkin are brothers. Jerry C. Atkin is their nephew.
EXECUTIVE OFFICERS
      In addition to Jerry C. Atkin, the Chairman of the Board and Chief Executive Officer of the Company, certain information is furnished with respect to the following executive officers of the Company. The executive officers of the Company are elected annually at the meeting of the Board of Directors held immediately after the Company’s annual meeting of shareholders and hold office for one year.
      BRADFORD R. RICH, 44, joined the Company in 1987 as Corporate Controller. Mr. Rich is a certified public accountant and was previously employed by an international public accounting firm. Mr. Rich is currently Executive Vice President, Chief Financial Officer and Treasurer of the Company, SkyWest Airlines and ASA, with responsibility for financial accounting, treasury, public reporting, investor relations, internal audit, risk management, contracts and information technology.
      RON B. REBER, 52, has served in various capacities since joining the Company in 1977. Mr. Reber is currently President and Chief Operating Officer of SkyWest Airlines, with general responsibility for flight operations, maintenance, customer service, market planning, marketing, revenue control and pricing.
      BRYAN T. LABRECQUE, 47, was appointed President and Chief Operating Officer of ASA in September 2005, following the Company’s acquisition of ASA. He joined ASA in 1999, and has held various other positions with ASA, including Senior Vice President of Operations. Prior to joining ASA, Mr. LaBrecque was employed by Delta for many years in various positions, including director of The Delta Connection program, General Manager-Aircraft Acquisition and General Manager-Fleet Planning.

EXECUTIVE COMPENSATION
Compensation of Executive Officers
      The following table provides certain summary information concerning the compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company’s Chief Executive Officer and each of the other executive officers of the Company (collectively, the “Named Executive Officers”).

					Long-Term
					Compensation

					Awards

		Annual Compensation			Securities
					Underlying	All Other
Name and Position	Year	Salary ($)		Bonus ($)	Options (#)	Compensation ($)(1)

Jerry C. Atkin	2005	$334,000		$263,497	188,000	$89,626
Chairman and Chief	2004	334,000		313,600	104,000	77,712
Executive Officer	2003	334,000		222,100	104,000	66,432

Bradford R. Rich	2005	$205,000		$161,727	100,000	$55,009
Executive Vice President, Chief	2004	205,000		192,500	50,000	47,700
Financial Officer and Treasurer	2003	205,000		136,000	50,000	40,920

Ron B. Reber	2005	$216,000		$170,405	100,000	$62,820
President and Chief Operating	2004	216,000		202,800	50,000	47,700
Officer of SkyWest Airlines	2003	216,000		144,000	50,000	40,920

Bryan T. LaBrecque	2005	$63,014	(2)	0	0	0
President and Chief Operating Officer of ASA

(1)	Represents contributions by the Company to the 2002 Deferred Compensation Plan on behalf the Named Executive Officers.

(2)	Represents 2005 compensation from September 7, 2005 (the date the Company acquired ASA) through December 31, 2005.

Option Grants in Last Fiscal Year
      The following table sets forth individual grants of stock options made to the Named Executive Officers during the year ended December 31, 2005.

	Number of				Potential Realizable Value at
	Securities				Assumed Annual Rates of
	Underlying	Percent of Total			Stock Price Appreciation for
	Options	Options Granted	Exercise		Option Term
	Granted (#)	to Employees in	Price	Expiration
Name	(1)	Fiscal Year	($/Sh)	Date	5%	10%

Jerry C. Atkin	188,000	1.0%	$17.11	2/2/2015	$2,027,783	$5,132679
Bradford R. Rich	100,000	0.5%	17.11	2/2/2015	1,080,869	2,733,013
Ron B. Reber	120,000	0.7%	17.11	2/2/2015	1,291,246	3,272,272
Bryan T. LaBrecque	—	—	—	—	—	—

(1)	All options were granted under the SkyWest, Inc. Executive Stock Incentive Plan and become exercisable on February 1, 2008.
Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values
      The following table sets forth the aggregate value of unexercised options to acquire shares of Common Stock held by the Named Executive Officers on December 31, 2005 and the value realized upon the exercise of options during the year ended December 31, 2005.

				Value of Unexercised
			Number of Securities	In-the-Money Options at
			Underlying Unexercised	Year-End ($)(1)
	Shares		Options at Year-End
	Acquired on	Value	Exercisable(1)/	Exercisable/
Name	Exercise (#)	Realized ($)	Unexercisable	Unexercisable

Jerry C. Atkin	50,000	319,000	678,000/292,000	$5,429,188/$2,631,720
Bradford R. Rich	0	0	377,000/150,000	$3,600,449/$1,359,000
Ron B. Reber	0	0	234,000/170,000	$1,456,740/$1,554,000
Bryan T. LaBrecque	—	—	—	—

(1)	Calculated based on the difference between the exercise price and the price of a share of Common Stock on December 31, 2005, which was $26.86 as reported on The Nasdaq National Market.
Directors’ Compensation
      All directors, except Jerry C. Atkin, receive an annual retainer of $25,000 and a fee of $1,000 for each board and committee meeting attended. The lead director of the Board of Directors, the chairman of the Compensation Committee and the chairman of the Nominating and Governance Committee also receive an additional $3,000 annually, and the chairman of the Audit and Finance Committee receives an additional $10,000 annually. In addition, all directors are eligible to receive awards under the SkyWest, Inc. Executive Stock Incentive Plan.
      In addition to the directors’ compensation described above, the Company has engaged Steven F. Udvar-Hazy, a director of the Company, to provide consulting services relating to commercial aviation industry conditions, trends and development. The Company pays Mr. Udvar-Hazy an annual consulting fee of $6,000 for those services. The Company also pays the premiums attributable to the participation of J. Ralph Atkin in the Company’s health insurance, dental and vision plan, which totaled $9,915 during the year ended December 31, 2005.

Equity Compensation Plans
      The following table contains information regarding the Company’s equity compensation plans as of March 17, 2006.

Outstanding Awards Under Existing
Equity Compensation Plans

Number of
		Weighted Average		Unissued
Securities
	Number of	Exercise	Years Until	Available for
	Options	Price	Expiration	Future Grant

All equity compensation plans(1)	5,713,237(2)	$18.79	6.93	4,562

(1)	Does not include shares available for issuance under the SkyWest, Inc. 1995 Employee Stock Purchase Plan, which is qualified under Internal Revenue Code Section 423, or shares which may be issued under the Skywest, Inc. 2006 Employee Stock Purchase Plan, which will be submitted for approval by the Company’s shareholders at the Annual Meeting.

(2)	The Company has not historically granted securities other than stock options to employees. Outstanding options are not transferable (except by the laws of descent and distribution) and do not have dividend rights.
Compensation Committee Interlocks and Insider Participation
      The following individuals were members of the Compensation Committee of the Board of Directors during 2005: J. Ralph Atkin, who served as Chairman; Steven F. Udvar-Hazy; Hyrum W. Smith; and Sidney J. Atkin. J. Ralph Atkin was the founder of the Company and served as President and Chief Executive Officer of the Company from 1972 to 1975. From 1984 to 1988, J. Ralph Atkin also served as Senior Vice President of the Company.
      Hyrum W. Smith, who resigned from the Board of Directors on January 25, 2006, owns approximately 40% of the outstanding shares of Soltis Investment Advisors, Inc., a registered investment advisor that provided financial services to the Company during 2005. This relationship is discussed more fully below under “Certain Relationships and Related Transactions.”
Certain Relationships and Related Transactions
      Jerry C. Atkin, the Company’s Chief Executive Officer and Chairman of the Board, serves as a director of Zions Bancorporation. The Company maintains a line of credit and certain bank accounts with Zions First National Bank (“Zions”), an affiliate of Zions Bancorporation. The aggregate balance in the Company’s accounts maintained with Zions as of December 31, 2005 was approximately $30,693,000. Zions is an equity participant in leveraged leases on two Bombardier regional jets operated by the Company, and Zions provides investment administrative services to the Company, for which the Company paid to Zions approximately $176,000 during the year ended December 31, 2005.
      Hyrum W. Smith, who served as a director of the Company until his resignation in January 2006, is a shareholder in Soltis Investment Advisors, Inc. (“Soltis”). Soltis provided cash management advisory services for a portion of the Company’s cash programs, to the SkyWest, Inc. Employees’ Retirement Plan (the “Retirement Plan”) and the Company’s deferred executive compensation plan. Soltis received fees of approximately $263,000 in 2005 from Fidelity relating to the Company’s cash programs. Soltis received fees of approximately $144,850 in 2005 for advisory services to the Retirement Plan and Company’s deferred compensation plan. With respect to the executive deferred compensation plan for the officer group, Soltis provided consulting services in conjunction with the Newport Group. Soltis received $20,000 during 2005 from the Newport Group.

Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act requires the Company’s executive officers and directors to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. In the course of reviewing its records with respect to the year ended December 31, 2005, the Company identified a number of Section 16(a) reports which were required to be filed by the Company’s executive officers and directors with the SEC but did not appear in the SEC’s database. In some instances, the Company received a copy of the subject Form 4 and believed the report had been filed by the reporting person with the SEC; however, the SEC records do not reflect the filing. In other instances the delayed reporting resulted from failures to report grants of options under the Company’s equity incentive plans. Following the Company’s review of the missing reports, the Company’s executive officers and directors filed the following reports, which were not timely filed: Jerry C. Atkin filed 12 Forms 4, reporting 34 transactions over a period of approximately eight years; Sidney J. Atkin filed seven Forms 4, reporting 24 transactions over a period of approximately eight years; J. Ralph Atkin filed three Forms 4, reporting 14 transactions over a period of approximately eight years; W. Steve Albrecht filed one Form 4, reporting two transactions over a period of approximately two years; Mervin K. Cox filed five Forms 4, reporting 24 transactions over a period of approximately eight years; Ian M. Cumming filed two Forms 4, reporting 11 transactions over a period of approximately eight years; Robert G. Sarver filed one Form 4, reporting six transactions over a period of approximately five years; Steven F. Udvar-Hazy filed three Forms 4, reporting 13 transactions over a period of approximately nine years; Ron B. Reber filed two Forms 4, reporting 12 transactions over a period of approximately eight years; and Bradford R. Rich filed three Forms 4, reporting 13 transactions over a period of approximately eight years. In addition, the Company believes Hyrum W. Smith, who resigned from service as a director in January 2006, was required to file four Forms 4, reporting 19 transactions over a period of approximately eight years.

REPORT OF THE AUDIT AND FINANCE COMMITTEE
      The following is the report of the Audit and Finance Committee with respect to the Company’s consolidated financial statements for the year ended December 31, 2005.
      The Audit and Finance Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to governmental or regulatory bodies, the public or other users, (ii) the Company’s systems of internal accounting and financial controls and (iii) the annual independent audit of the Company’s financial statements. The committee is composed of four outside directors, each of whom is an independent director for purposes of the Marketplace Rules of the Nasdaq National Market. All members of the committee are financially literate and the chairman of the committee has accounting or related financial management expertise.
      The Audit and Finance Committee has reviewed and discussed the audited financial statements of the Company with management. The Audit and Finance Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380). The Audit and Finance Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant’s independence. Based on that review and those discussions, the Audit and Finance Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

AUDIT AND FINANCE COMMITTEE:

W. Steve Albrecht, Chairman
Mervyn K. Cox
Ian M. Cumming
Robert G. Sarver

REPORT OF THE COMPENSATION COMMITTEE
      Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that incorporate by reference, in whole or in part, subsequent filings, including, without limitation, this Proxy Statement, the following report of the Compensation Committee and the performance graph set forth on page 15 hereof shall not be deemed to be incorporated by reference into any such filings.
      The rules of the SEC addressing disclosure of executive compensation in proxy statements require the Compensation Committee to include in this Proxy Statement a report from the Compensation Committee addressing, with respect to the most recently completed fiscal period, (a) the Company’s policies regarding executive compensation generally, (b) the factors and criteria considered in setting the compensation of the Company’s Chief Executive Officer, Jerry C. Atkin, and (c) any relationship between such compensation and the Company’s performance.
      The Company’s executive compensation program is administered by the Compensation Committee, which is responsible for establishing the policies governing the Company’s compensation program and the amount of compensation for each of the Company’s executive officers. The Compensation Committee has oversight responsibility for all executive compensation and executive benefit programs of the Company.
Compensation Committee Report on Executive Compensation
      The Compensation Committee regularly reviews and approves decisions with respect to compensation of the Company’s officers and other employees. The Board of Directors has appointed four independent directors to serve on the Compensation Committee and empowered the Compensation Committee to

•	Recommend CEO compensation to the board;

•	Approve all other executive officer compensation;

•	Approve company-wide and executive officer incentive/bonus plans and profit sharing/retirement contributions;

•	Review Company compensation packages as a whole; and

•	Administer the Company’s various equity compensation and other incentive plans.
Executive Compensation Policies
      The Company’s executive compensation policies, as endorsed by the Compensation Committee, have been designed to provide a balanced compensation program that will assist the Company in its efforts to attract, motivate and retain talented executives who the Compensation Committee and senior management believe are important to the Company’s long-term financial success. The Company seeks to accomplish this goal by providing a compensation program that, in the judgment of the Compensation Committee and senior management,

•	is competitive with compensation programs offered by the Company’s primary competitors and by other comparable companies;

•	integrates certain compensation elements with the Company’s financial performance by linking an incentive plan to the Company’s net income as well as other corporate and operational goals; and

•	links certain compensation elements with an opportunity to own Common Stock so that Company executives will have a personal interest in the increase in share value and, as a result, have common interests with the Company’s shareholders.
      The Compensation Committee believes that each of these factors is important to the long-term financial success of the Company. In designing and implementing the individual components of the Company’s executive compensation program, the Company seeks a balance among these factors that will vary depending on the level of policy-making and operational responsibility of the executive. The Compensation Committee and senior management annually review the structure of the Company’s executive compensation program to ensure that these goals are being accomplished.
      During 2005, the Company retained the services of Frederic W. Cook & Co., Inc., a compensation consulting firm, to review the Company’s equity compensation practices with respect to the Company’s management personnel, including a comparison of the Company’s equity compensation practices with those of its peer companies.
Executive Compensation Program
      The components of the Company’s current executive compensation program include salary, annual cash incentive bonus awards and long-term incentive plans in the form of stock option plans and deferred compensation plans.
Salaries and Cash Incentive Bonus Awards
      The Compensation Committee establishes the salaries and bonus awards for all executive officers, except the CEO, whose salary and annual bonus award it recommends for approval by the full Board. The salary and bonus award levels are established and adjusted annually based on factors such as competitive trends, annual inflation rates, overall financial performance of the Company and individual performance of the executive officers. The base salary for the executive officers is generally fixed below industry average levels with the opportunity to receive annual bonuses that would, if achieved, make total compensation comparable. The Company’s annual bonus awards to its executive officers, which are reflected in the Summary Compensation Table, are based on the financial performance of the Company together with subjective and objective performance criteria.
      At the beginning of each fiscal year, the Compensation Committee establishes cash bonus award guidelines based on the Company’s earnings. Commencing in 1999, the Company adopted an incentive plan for all officers, including executive officers, pursuant to which bonuses may be paid to the executive officers of the Company and its subsidiaries, as well as other management personnel; subject, however, to the discretionary authority of the Board of Directors and the Compensation Committee to vary the amounts or percentages paid based on extraordinary performance, achievement of (or failure to achieve) objectives and other similar factors. For the year ended December 31, 2005, bonuses were paid to the Company’s officers based on the incentive plan as adopted. A separate incentive bonus plan, paid quarterly, was in effect for all other employees employed at least two years.
Retirement and Savings Plans
      The Company maintains the SkyWest, Inc. Employees’ Retirement Plan (the “SkyWest 401(k) Plan”), which is a defined contribution plan, for the benefit of employees of the Company and SkyWest, Airlines who have completed at least 90 days of service with the Company or SkyWest Airlines. The SkyWest 401(k) Plan provides for pre-tax participant contributions and matching contributions by the Company, subject to the requirements of Section 401(k) of the Internal Revenue Code (the “Code”). The Company may also make discretionary contributions for participants without regard to participant contributions. The Company contributed $10,485,251 in matching contributions to the SkyWest 401(k) Plan during the year ended December 31, 2005. The Company did not make any discretionary contributions to the SkyWest 401(k) Plan during the year ended December 31, 2005. The Company’s officers are not eligible to participate in matching contributions made by the Company under the SkyWest 401(k) Plan.
      ASA maintains the Atlantic Southeast Airlines, Inc. Investment Savings Plan (the “ASA 401(k) Plan”), which is a defined contribution plan, for the benefit of employees of ASA who have completed at least 90 days of service with ASA. The ASA 401(k) Plan provides for pre-tax participant contributions and discretionary matching contributions by ASA, subject to the requirements of Section 401(k) of the Code. Since ASA makes company matching contributions on an annual basis, no contributions were made for the period from the date of the Company’s acquisition of ASA (September 7, 2005) through December 31, 2005.

      The SkyWest 401(k) Plan and the ASA 401(k) Plan (collectively, the “401(k) Plans”) are both qualified under Sections 401(a) and (k) of the Code. Under both Plans, separate accounts are maintained for all contributions and directed by participants among various types of investment funds. All contributions to a participant’s account under the 401(k) Plans are non-forfeitable. The 401(k) Plans permits certain withdrawals and loans during service. Distributions from the 401(k) Plans are made upon termination either in a lump sum or in annual installments over a period of up to ten years, with certain exceptions.
Deferred Compensation Plans

2002 Deferred Compensation Plan
      Effective December 1, 2002, the Board of Directors adopted the SkyWest, Inc. 2002 Deferred Compensation Plan (the “2002 Deferred Compensation Plan”). The principal purpose of the 2002 Deferred Compensation Plan is to provide deferred compensation to executive employees of the Company, including the Company’s Chief Executive Officer, who are designated by the Compensation Committee. Under the 2002 Deferred Compensation Plan, each participating executive is permitted to irrevocably elect to defer the receipt of all or a portion of his or her compensation related to the applicable plan year, subject to reductions required to satisfy tax withholding requirements. In addition, the Company may make discretionary contributions to the participating executives’ accounts. For the year ending December 31, 2005, the Company presently intends to contribute to the 2002 Deferred Compensation Plan 15% of the compensation to be paid to participating executives during the year. Participants in the 2002 Deferred Compensation Plan are not eligible for matching contributions under the Retirement Plan. Accounts maintained under the 2002 Deferred Compensation Plan represent obligations of the Company to pay to each participating executive his or her applicable account balances upon the termination of his or her participation in the 2002 Deferred Compensation Plan, the termination of the 2002 Deferred Compensation Plan or the occurrence of other specified events such as the participating executive’s death or a change in control of the Company.

Executive Deferred Compensation Plan
      Before the adoption of the 2002 Deferred Compensation Plan, the Company’ maintained the Executive Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the terms of the Deferred Compensation Plan, the Company contributed to the Deferred Compensation Plan 12 percent of the compensation paid to the officers of the Company during the prior calendar year. Under the Deferred Compensation Plan, the Company maintained split dollar life insurance policies on the lives of participants. The officers were the owners of the policy, and the Company was responsible for payment of premiums. The premiums were recoverable by the Company and would be paid to each participant as deferred compensation following termination of employment. The earnings under the policies and death proceeds of policies would be paid to participants or to a designated beneficiary. Participants in the Deferred Compensation Plan were not eligible for matching contributions under the Company’s Retirement Plan. Effective December 1, 2002, in connection with the 2002 Deferred Compensation Plan described above, the Company suspended further funding of the Deferred Compensation Plan. As of December 31, 2003 all participants except Bradford R. Rich have terminated participation in this plan, and the related funds have been rolled into the 2002 Deferred Compensation Plan.
Long-Term Incentive Plans
      The Company’s Amended and Combined Incentive and Non-statutory Stock Option Plan was adopted by the Board of Directors in April 1991 (the “1991 Plan”) and approved by the shareholders of the Company in August 1991. The 1991 Plan provided for the grant of options to purchase shares of Common Stock, which were either incentive stock options (“Incentive Stock Options”), as that term is defined in the Code, or non-statutory stock options (“Non-statutory Options”).
      In 2000, the Company’s shareholders approved the adoption of the SkyWest, Inc. Executive Stock Incentive Plan (the “Executive Plan”), which provides for issuance of shares of Common Stock to officers, directors and other management employees of the Company. The Executive Plan became effective January 1,

2001. The Executive Plan replaced the 1991 Plan; however, all outstanding options under the 1991 Plan as of January 1, 2001 remained outstanding, but no further grants have been or will be made under the 1991 Plan. Initially, the Executive Plan provided for the issuance of options to purchase up to 4,000,000 shares of Common Stock. The Company has adopted an amendment that reduces the total number of shares issuable under the Executive Plan to 3,700,000. As of March 17, 2006, there were 3,523 shares available for issuance under the Executive Plan.
      The Compensation Committee has complete authority to determine the persons to whom and the time or times at which grants of options under the Executive Plan will be made, whether those options will be Incentive Stock Options or Non-statutory Options, the exercise price, term, restrictions on exercise and transferability and vesting schedules, all of which are set forth in a Stock Option Agreement. In no event, however, may the exercise price of an Incentive Stock Option be less than the fair market value of a share of Common Stock on the date of grant or exercisable after the expiration of ten years from the date of grant, and no option may be exercisable before six months have lapsed from the date of grant (except in the case of death or disability). In considering the grant of options to executive officers, the Compensation Committee takes into consideration such factors as the projected value of the Common Stock in the future based on the Company achieving its performance goals, the executive officers’ current salary and the overall performance of the Company. The Compensation Committee attempts to award options in an amount that will provide executive officers with options that will have a value in the future equal to a targeted percentage of the officers’ base salaries if the Company’s performance goals are met during the vesting period.
Chief Executive Officer Compensation
      Using the process and criteria discussed above, effective January 1, 2005, the Compensation Committee recommended and the Board of Directors set Jerry C. Atkin’s annual base salary at $334,000 and established guidelines for the payment of an annual bonus award based on the Company’s net income and also subject to achieving other non-financial objectives. After the end of the year ended December 31, 2005, the Compensation Committee awarded Mr. Atkin a $263,500 bonus based on the Company’s performance during the year. Mr. Atkin’s bonus is formula-driven and based on the net income of the Company. The Compensation Committee has the discretion to adjust Mr. Atkin’s formula-driven bonus up or down but did not do so for the year ended December 31, 2005. The Compensation Committee also awarded to Mr. Atkin options to purchase up to 188,000 shares of Common Stock based on the criteria described above. The grant of such options was approved by a sub-committee of the Compensation Committee consisting solely of directors who are independent for purposes of the listing standards of The Nasdaq Stock Market.

COMPENSATION COMMITTEE

J. Ralph Atkin, Chairman
Steven F. Udvar-Hazy
Sidney J. Atkin

PERFORMANCE GRAPH
      Set forth below is a graph comparing the cumulative shareholder return on the Common Stock from December 31, 2000 through December 31, 2005 against the cumulative total return on the Composite Index for the Nasdaq Stock Market (U.S. Companies) and a peer group index composed of passenger airlines, the members of which are identified below (the “Peer Group”), for the same period. The graph assumes an initial investment of $100.00 with dividends reinvested.

		INDEXED RETURNS
		Years Ending
	Base
	Period
Company Name/ Index	Dec. 2000	Dec. 2001	Dec. 2002	Dec. 2003	Dec. 2004	Dec. 2005

SKYWEST, INC	100	88.84	45.84	63.71	71.20	95.86

NASDAQ COMPOSITE	100	79.32	54.84	81.99	89.22	91.12

PEER GROUP	100	65.50	48.95	70.16	62.89	64.00

      The Peer Group consists of regional and major passenger airlines with U.S. operations that have equity securities traded on The Nasdaq National Market. The members of the Peer Group are: ABX Air, Inc.; Air T, Inc.; ATA Holdings Corp.; Delta Air Lines, Inc.; Deutsche Lufstansa AG; FLYi, Inc.; Frontier Airlines, Inc.; Great Lakes Aviation Ltd.; Japan Airlines Corp.; JetBlue Airways Corp.; MAIR Holdings, Inc.; Mesa Air Group, Inc.; Midway Airlines Corp.; Northwest Airlines Corp.; Pinnacle Airlines Corp.; Republic Airways Holdings, Inc.; Ryanair Holdings PLC; UAL Corp.; and Viva International, Inc.
Source: Standard and Poor’s Investment Service

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial Ownership Table
      The following table sets forth, as of March 17, 2006, information with respect to the shares of Common Stock owned beneficially by each director or nominee for director, each Named Executive Officer, all executive officers and directors as a group and each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock. Except as otherwise indicated below, each person named has sole voting and investment power with respect to the shares indicated. Except as otherwise set forth below, the business address of the following beneficial owners and members of management is the SkyWest Corporate Office located at 444 South River Road, St. George, Utah 84790.

	Amount and Nature
	of Beneficial	Percentage of
Name and Address of Beneficial Owner	Ownership	Class(1)

Barclays Global Investors NA	3,593,073	6.0%
45 Freemont St 17th Floor
San Francisco, CA 94105
Jerry C. Atkin(2)	2,423,945	4.0%
Sidney J. Atkin(3)	1,411,447	2.4%
Mervyn K. Cox(4)	399,621	*
Bradford R. Rich(5)	383,134	*
Ron B. Reber(6)	100,000	*
Ian M. Cumming(7)	74,000	*
Robert G. Sarver(8)	57,000	*
J. Ralph Atkin(8)	42,000	*
Steven Udvar-Hazy(9)	37,600	*
Henry J. Eyring(10)	31,960	*
W. Steve Albrecht(11)	6,000	*
Bryan Lebrecque	—	—
All Executive Officers and Directors as a group (12 persons)(12)	4,966,707	8.2%

*	Represents less than 1% of total outstanding shares.

(1)	Based on total outstanding shares of 59,524,965 as of March 17, 2006.

(2)	Includes 912,582 shares held by Mr. Atkin as trustee of a trust, 827,070 shares held by Mr. Atkin’s wife as trustee of a trust, 6,293 held jointly with Mr. Atkin’s wife, and 678,000 shares issuable upon exercise of options.

(3)	Includes 1,080,675 shares held by a family limited partnership of which Mr. Atkin and his wife are the general partners, 314,634 shares held by Mr. Atkin as trustee of a trust for the benefit of his family, 138 shares held by his wife and 16,000 shares issuable upon exercise of options.

(4)	Includes 199,962 shares held by Mr. Cox’s wife as trustee of a trust, 19,264 shares held by Mr. Cox’s children, and 24,000 shares issuable upon exercise of options.

(5)	Includes 377,000 shares issuable upon exercise of options.

(6)	Includes 100,000 shares issuable upon exercise of options.

(7)	Includes 56,000 shares issuable upon exercise of options.

(8)	Includes 40,000 shares issuable upon exercise of options.

(9)	Includes 32,000 shares issuable upon exercise of options.

(10)	Includes 28,000 shares issuable upon exercise of options.

(11)	Includes 6,000 shares issuable upon exercise of options.

(12)	Includes 1,397,000 shares issuable upon exercise of options.

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF AUDITOR
      The Audit and Finance Committee has selected the firm of Ernst & Young LLP (“Ernst & Young”), independent certified public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2006, subject to ratification by the Company’s shareholders. The Board of Directors anticipates that one or more representatives of Ernst & Young will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
      The Board of Directors recommends that shareholders vote FOR ratification of the appointment of Ernst & Young as the Company’s independent public accountants.
Audit Fees
      The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Company’s consolidated financial statements for the year ended December 31, 2005 and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for such year were $898,093. For the year ended December 31, 2004, such fees billed by Ernst & Young were $347,000.
Audit-Related Fees
      During the year ended December 31, 2005, Ernst & Young billed the Company approximately $18,200 for audit-related fees in connection with the audit of the SkyWest, Inc. Employees’ Retirement Plan. For the year ended December 31, 2004, such fees billed by Ernst & Young were $49,000.
Tax Fees
      During the year ended December 31, 2005, Ernst & Young billed the Company approximately $53,618 for professional services related to tax compliance, advice and planning. For the year ended December 31, 2004, such fees billed by Ernst & Young were $38,500.
All Other Fees
      During the years ended December 31, 2004 and 2005, Ernst & Young did not provide any services to the Company other than those identified above.
      All of the fees above were approved by the Audit and Finance Committee. The Audit and Finance Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence and has concluded that it is.
Pre-Approval Policies and Procedures
      The Company pre-approves a schedule of audit and non-audit services expected to be performed by Ernst & Young in a given fiscal year. In addition, the Audit and Finance Committee delegates authority to its Chairman to pre-approve certain additional audit and non-audit services rendered by Ernst & Young (other than services that have been generally pre-approved by the Audit and Finance Committee) during the period between meetings of the Audit and Finance Committee. The Chairman must report any such pre-approval decisions to the Audit and Finance Committee at its next scheduled meeting. During the year ended December 31, 2005, 100% of the aggregate amounts set forth above under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were pre-approved by the Chairman of the Audit and Finance Committee and subsequently reported to the Audit and Finance Committee in accordance with the procedures set forth above.

PROPOSAL NO. 3 — APPROVAL OF
THE SKYWEST, INC. 2006 EMPLOYEE STOCK PURCHASE PLAN
General
      On January 25, 2006, the Board of Directors adopted the SkyWest, Inc. 2006 Employee Stock Purchase Plan (the “Stock Purchase Plan”), subject to approval by the Shareholders at the Annual Meeting. In the event that the shareholders of the Company do not approve the Stock Purchase Plan on or before June 30, 2006, the Stock Purchase Plan will terminate on that date and no shares of Common Stock will be issued.
      The following description summarizes the principle features of the Stock Purchase Plan, but is qualified in its entirety by reference to the full text of the Stock Purchase Plan as set forth on Appendix A to this Proxy Statement.
Description of the Plan
      Purpose. The purpose of the Stock Purchase Plan is to provide a method whereby employees of the Company, SkyWest Airlines, and any other subsidiary subsequently designated by the Company will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Board of Directors believes that the Stock Purchase Plan is important because it provides incentives to present and future employees by allowing them to share in the Company’s growth. The Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.
      Administration. The Stock Purchase Plan will be administered by the Board of Directors or any committee thereof. The Board of Directors has the authority to interpret and construe all provisions of the Stock Purchase Plan and to make all decisions and determinations relating to the operation of the Stock Purchase Plan.
      Duration. Subject to shareholder approval at the Annual Meeting, the Stock Purchase Plan will be deemed to be effective on January 1, 2006 and will remain in effect until terminated by the Board of Directors in accordance with its terms.
      Shares Subject to Plan. A maximum of 2,500,000 shares of Common Stock are available for issuance under the Stock Purchase Plan. In the event the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, the maximum number of shares available for issuance under the Stock Purchase Plan will be proportionately adjusted.
      Eligibility. Participation in the Stock Purchase Plan is limited to employees of the Company, SkyWest Airlines, ASA and any other subsidiary subsequently designated by the Company who have completed ninety (90) days of continuous employment with the Company since their most recent employment commencement date. No employee will be granted an option (i) if such employee would own or have the right to purchase 5% or more of the total combined voting power of the Company or (ii) which permits him or her to purchase in excess of $25,000 of Common Stock per calendar year.
      Offerings Under the Plan. The Stock Purchase Plan provides for two, six-month offering periods, commencing on January 1 and January 1, in each of the years during the term of the Stock Purchase Plan, provided, however, that the initial offering period commenced on January 16, 2006 and will end on June 30, 2006, subject to shareholder approval at the 2006 Annual Meeting.
      Granting of Options. On the applicable offering commencement date, a participating employee will granted an option to purchase the number of shares of Common Stock determined by dividing the participant’s balance in the plan account on the last day of the offering period by the purchase price per share of the Common Stock; provided that a participating employee may not purchase more than 1,250 shares of Common Stock in any offering.

      Participation in an Offering. An individual who is an eligible employee at the beginning of an offering may elect to participate in such offering by submitting an enrollment form to the Company authorizing the Company to make deductions from his or her pay on each payday during the time the employee is a participant at any rate designated by the employee, from a minimum of 2% to a maximum of 15% of the employee’s base pay. All such payroll deduction contributions will be held in a non-interest bearing account. An employee’s option to purchase common stock will be deemed to have been exercised automatically on the offering termination date applicable to such offering, unless the employee gives written notice to the Company to withdraw such payroll deductions. The option will be deemed to have been exercised for the purchase of the number of full shares of common stock which the amount in the account will purchase (but not in excess of the maximum number of shares for which an option has been granted to the employee), and any excess in the account will be returned to the employee.
      Exercise Price of Options. The price per share to be paid by participants under the Stock Purchase Plan will be the lesser of (a) 85% of the fair market value of the Common Stock on the applicable offering commencement date or (b) 85% of the fair market value of the Common Stock on the applicable offering termination date. The fair market value of the common stock shall be the closing sales price as reported on The Nasdaq National Market on the applicable date or the nearest prior business day on which shares of the common stock traded.
      Withdrawal; Termination of Employment. Upon withdrawal by a participating employee prior to an offering termination date or the termination of a participant’s employment for any reason during an offering, including retirement and death, the option granted to such employee shall immediately terminate in its entirety, and the payroll deductions or other contributions credited to the participant’s account shall be returned to the participant, or, in the case of death, his or her designated beneficiary, and shall not be used to purchase shares of Common Stock under the Stock Purchase Plan.
      Amendment and Termination. The Board of Directors may, at any time and for any reason, amend or terminate the Stock Purchase Plan; provided, however, that to the extent necessary to comply with the rules of The Nasdaq National Market or any other securities exchange or market system on which Shares are listed or quoted, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company must obtain shareholder approval in such a manner and to such a degree as so required. Subject to certain exceptions, no termination, modification, or amendment of the Stock Purchase Plan may, without the consent of an employee then having an option under the Stock Purchase Plan to purchase common stock, adversely affect the rights of such employee under such option.
      General Provisions. No participant or his or her legal representatives, legatees or distributees will be deemed to be the holder of any shares of common stock subject to an offering until the option has been exercised and the purchase price for the shares has been paid. No payroll deductions credited to a participant’s stock purchase account nor any rights with regard to the exercise of an option to purchase shares of common stock under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way by a participant other than by will or the laws of descent and distribution. Options under the Stock Purchase Plan will be exercisable during a participant’s lifetime only by the participant.
Certain Federal Income Tax Consequences
      The following is a brief summary of certain of United States federal income tax consequences relating to the Stock Purchase Plan. This summary is not intended to be complete and does not describe state, local, foreign, or other tax consequences. The tax information summarized is not tax advice.
      Grant of Options. The Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. As such, a recipient of options under the Stock Purchase Plan incurs no income tax liability, and the Company obtains no deduction, from the grant of the options. The payroll deductions and other contributions by a participant to his or her account, however, are made on an after-tax basis. Participants will not be entitled to deduct or exclude from income or employment taxes any part of their payroll deductions.

      Exercise of Options. An employee will not be subject to federal income tax upon the exercise of an option granted under the Stock Purchase Plan, nor will the Company be entitled to a tax deduction by reason of such exercise. The employee will have a cost basis in the shares of Common Stock acquired upon such exercise equal to the option exercise price.
      Disposition of Shares Acquired Under the Plan. In order to defer taxation on the difference between the fair market value and exercise price of shares acquired upon exercise of an option, the employee must hold the shares during a holding period which runs through the later of one year after the option exercise date or two years after the date the option was granted. The only exceptions are for dispositions of shares upon death, as part of a tax-free exchange of shares in a corporate reorganization, into joint tenancy with right of survivorship with one other person, or the mere pledge or hypothecation of shares.
      If an employee disposes of stock acquired under the Stock Purchase Plan before expiration of the holding period in a manner not described above, such as by gift or ordinary sale of such shares, the employee must recognize as ordinary compensation income in the year of disposition the difference between the exercise price and the stock’s fair market value as of the date of exercise. This amount must be recognized as income even if it exceeds the fair market value of the shares as of the date of disposition or the amount of the sales proceeds received. In such an event, the Company will be entitled to a corresponding compensation expense deduction.
      Disposition of shares after expiration of the required holding period (including disposition upon death) will result in the recognition of gain or loss in the amount of the difference between the amount realized on the sale of the shares and the exercise price for such shares. Any loss on such a sale will be a long-term capital loss. Any gain on such a sale will be taxed as ordinary compensation income up to the amount of the difference between exercise price and the stock’s fair market value as of the date of exercise, with any additional gain taxed as a long-term capital gain.
Value of Benefits
      The Company is unable to determine the amount of benefits that may be received by participants under the Stock Purchase Plan if adopted, as participation is discretionary with each employee.
Certain Interests of Directors
      In considering the recommendation of the Board of Directors with respect to the Stock Purchase Plan, shareholders should be aware that the members of the Board of Directors have certain interests, which may present them with conflicts of interest in connection with such proposal. As discussed above, all employees of the Company and SkyWest Airlines, including directors who are employees, are eligible to purchase Common Stock under the Stock Purchase Plan. The Board of Directors recognizes that adoption of the Stock Purchase Plan may benefit certain of the Company’s directors and their successors, but believes that approval of the Stock Purchase Plan will advance the Company’s interests and the interests of its shareholders by encouraging employees to make significant contributions to the Company’s long-term success.
1995 Employee Stock Purchase Plan
      During the quarter ended December 31, 2005, the Company discovered that in January and July 2005 it issued shares of common stock to Company employees under the SkyWest, Inc. 1995 Employee Stock Purchase Plan (the “1995 Plan”) that exceeded the number of shares authorized for issuance under the 1995 Plan. In an effort to address the over issuance, the Company amended the Executive Plan and the SkyWest, Inc. 2001 Allshare Stock Option Plan (the “Allshare Plan”) to reduce the number of shares issuable pursuant to those plans by a number that exceeded the number of shares issued in excess of the number of shares authorized pursuant to the 1995 Plan. On February 8, 2006, after reviewing the issues associated with the over issuance, the staff of The Nasdaq Stock Market notified the Company that the over issuance violated the shareholder approval rule set forth in Nasdaq Marketplace Rule 4350(i)(1)(A). The Nasdaq staff letter also notified the Company that the reduction in the number of shares issuable pursuant to the Executive Plan and the Allshare Plan, both of which had been previously approved by the Company’s shareholders, had the effect of restoring the Company’s compliance with Marketplace Rule 4350(i)(1)(A). The Nasdaq staff letter indicates that, as of the date of the letter, the matter is closed. In order to further address the over issuance under the 1995 Plan, the Board of Directors adopted the Stock Purchase Plan.
      The Board of Directors believes the Stock Purchase Plan is in the best interests of the Company, and therefore unanimously recommends that the shareholders vote FOR approval of the Stock Purchase Plan.
PROPOSAL NO. 4 — APPROVAL OF
THE SKYWEST, INC. 2006 LONG-TERM INCENTIVE PLAN
General
      In 2000, the Company’s shareholders approved the adoption of two stock option plans: the Executive Stock Incentive Plan (the “Executive Plan”) and the 2001 Allshare Stock Option Plan (the “Allshare Plan”). Both plans became effective January 1, 2001. These plans replaced the Company’s Combined Incentive and Non-Statutory Stock Option Plans (the “Prior Plans”); however, all outstanding options under Prior Plans remain outstanding. No further grants will be made under the Prior Plans. As of December 31, 2005, there were approximately 940,000 options outstanding under the Prior Plans. Each of the Executive Plan and the Allshare Plan initially provided for the issuance of options to purchase up to 4,000,000 shares of Common Stock. As of December 31, 2005, 3,696,477 and 2,508,961 options had been issued under the Executive Plan and Allshare Plan, respectively. The Board of Directors has adopted amendments that reduce the total number of shares issuable under the Executive Plan and Allshare Plan to 3,700,000 and 2,510,000, respectively. As of March 17, 2006, 3,523 shares and 1,039 shares remained available for issuance under the Executive Plan and Allshare Plan, respectively.
      As of January 25, 2006, the Board of Directors approved the SkyWest, Inc. 2006 Long-Term Incentive Plan (the “Incentive Plan”), subject to approval by the Company shareholders at the Annual Meeting. The Incentive Plan is intended to replace the Executive Plan and Allshare Plan; however, all outstanding options under the Executive Plan and Allshare Plan will remain outstanding.
      The following description summarizes the principle features of the Incentive Plan, but is qualified in its entirety by reference to the full text of the Incentive Plan as set forth on Appendix B to this Proxy Statement.
Description of the Plan
      Purpose. The purpose of the Incentive Plan is to assist the Company and its subsidiaries in attracting and retaining selected individuals to serve as directors, employees, consultants and advisors. The Board of Directors believes that such individuals will contribute to the Company’s success in achieving its long-term objectives, which will inure to the benefit of all shareholders of the Company, through the incentives inherent in the awards granted under the Incentive Plan.
      Eligibility. All directors, employees, consultants and advisors of the Company and its subsidiaries are eligible to receive awards under the Incentive Plan.
      Administration. The Incentive Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to interpret and construe all provisions of the Incentive Plan and to make all decisions and determinations relating to the operation of the Incentive Plan, including the authority and discretion to: (i) select the individuals to receive stock option grants or other awards; (ii) determine the time or times when stock option grants or other awards will be granted and will vest; and (iii) establish the terms and conditions upon which awards may be exercised.
      Duration. The Incentive Plan will be effective on the date it is approved by the shareholders of the Company and continue until the tenth anniversary of such approval date. If shareholder approval is not obtained, the Incentive Plan will be null and void.
      Shares Subject to Plan. Upon shareholder approval, a maximum of 6,000,000 shares of Common Stock will be available for issuance under the Incentive Plan. Any shares subject to options or stock appreciation rights will be counted against the shares available for issuance as one (1) share for every share subject thereto. Any shares subject to awards other than options or stock appreciation rights will be counted against the shares available for issuance as two and one-half (2.5) shares for every one (1) share subject thereto. If an award under the Incentive Plan is forfeited or is settled in cash, the subject shares shall again be available for grant under the Incentive Plan (such forfeited or settled shares, “Recycled Shares”). To the extent that a share that was subject to an award that counted as one (1) share against the Incentive Plan reserve becomes a Recycled Share, the Incentive Plan will be credited with one (1) share. To the extent that a share that was subject to an award that counted as two and one-half (2.5) shares against the Incentive Plan reserve becomes a Recycled Share, the Incentive Plan will be credited with two and one-half (2.5) shares. The following types of shares of Common Stock may not become again available for grant under the Incentive Plan: (i) shares subject to an option or stock appreciation right that expire at the conclusion of the applicable term without being exercised; (ii) shares tendered by the participant or withheld by the Company in payment of the purchase price of an option or in satisfaction of any tax withholding obligation; (iii) shares repurchased by the Company with option proceeds; or (iv) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof.
      In the event the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction (a “Recapitalization”), the maximum number of shares available for issuance under the Incentive Plan will be proportionately adjusted.
Awards Under the Incentive Plan
      The Incentive Plan provides for the following types of awards (“Awards”): (i) stock options; (ii) stock appreciation rights; (iii) restricted stock; (iv) restricted stock units; and (v) performance awards.
      Stock Options. The Compensation Committee may from time to time award options to any participant subject to the limitations described above. Stock options give the holder the right to purchase shares of the Common Stock within a specified time at a specified price. Two types of stock options may be granted under the Incentive Plan: incentive stock options, or “ISOs,” which are subject to special tax treatment as described below, and nonstatutory options, or “NSOs.” Eligibility for ISOs is limited to employees of the Company and its subsidiaries. The exercise price of an option cannot be less than the fair market value of a share of Common Stock at the time of grant. The expiration dates of options cannot be more than seven years after the date of the original grant. Other than pursuant to a Recapitalization, the Compensation Committee may not without the approval of the Company’s shareholders (i) lower the exercise price of an option after it is granted, (ii) cancel an option when the exercise price exceeds the fair market value of the underlying shares in exchange for another Award, or (iii) take any other action with respect to an option that may be treated as a repricing under the rules and regulations of The Nasdaq Stock Market. Prior to the issuance of shares upon the exercise of an option, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the underlying shares.
      Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights under the Incentive Plan. A stock appreciation right entitles the holder upon exercise to receive an amount in cash, shares of Common Stock, other property, or a combination thereof (as determined by the Compensation Committee), computed by reference to appreciation in the value of the Common Stock. The exercise price of a stock appreciation right cannot be less than the fair market value of a share of Common Stock at the time of grant. The expiration dates of stock appreciation rights cannot be more than seven years after the date of the original grant. Other than pursuant to a Recapitalization, the Compensation Committee may not without the approval of the Company’s shareholders (i) lower the exercise price of a stock appreciation right after it is granted, (ii) cancel a stock appreciation right when the exercise price exceeds the fair market value of the underlying shares in exchange for another Award, or (iii) take any other action with respect to a stock appreciation right that may be treated as a repricing under the rules and regulations of The Nasdaq Stock Market. Prior to the issuance of shares upon the exercise of a stock appreciation right, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the underlying shares.

      Restricted Stock. The Compensation Committee may grant restricted shares of Common Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance criteria) as our Compensation Committee shall determine in its discretion. Awards of restricted shares of the Common Stock may be made in exchange for services or other lawful consideration. Generally, awards of restricted shares of Common Stock are subject to the requirement that the shares be forfeited to the Company unless specified conditions are met. Except for certain limited situations, grants of restricted shares of Common Stock will have a vesting period of not less than three years. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a shareholder of the Company, including the right to vote the shares.
      Restricted Stock Units. The Compensation Committee may grant units having a value equal to an identical number of shares of Common Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance criteria) as our Compensation Committee shall determine in its discretion. If the requirements specified by our Compensation Committee are met, the grantee of such units will receive shares of Common Stock, cash, other property, or any combination thereof, equal to the fair market value of the corresponding number of shares of Common Stock.
      Performance Awards. The Compensation Committee may also make awards of performance shares or performance units subject to the satisfaction of specified performance criteria. Performance awards may be paid in shares of Common Stock, cash, other property, or any combination thereof. The performance criteria governing performance awards may based upon one or any combination of the following: net sales; revenue; revenue growth; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income; division, group or corporate financial goals; return on equity; total shareholder return; return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models; comparisons with various stock market indices; reductions in costs; cash flow (before or after dividends) cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; cash margins; cost per available seat mile; revenue per available seat mile; revenue per revenue seat mile; operating margin adjusted for total interest expense; percentage of flights completed on time; percentage of scheduled flights completed; lost passenger baggage; aircraft utilization; or revenue per employee.
Limitations on Grants
      Subject to adjustment for a Recapitalization, no Incentive Plan participant may be granted (i) options or stock appreciation rights during any rolling 36-month period with respect to more than 1,000,000 shares of Common Stock or (ii) restricted stock, restricted stock units, or performance awards that are denominated in shares of Common Stock in any rolling 36-month period with respect to more than 500,000 shares of Common Stock (the “Limitations”). Additionally, the maximum dollar value payable to any participant in any rolling 12-month period with respect to performance awards is $5,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.
General Provisions
      Unless authorized by the Compensation Committee in the agreement evidencing an Award granted under the Incentive plan, Awards may not be transferred other than by will or the laws of descent and distribution, and may be exercised during the participant’s lifetime only by the participant or the participant’s guardian or legal representative. The Board of Directors may, from time to time, alter, amend, suspend or terminate the Incentive Plan. No grants may be made under the plan following the date of termination, although grants made prior to that date may remain outstanding following the termination of the Incentive Plan until their scheduled expiration date.

Certain Federal Income Tax Consequences

Tax Consequences to Participants
      The following is a brief summary of certain of United States federal income tax consequences relating to awards under the Incentive Plan. This summary is not intended to be complete and does not describe state, local, foreign, or other tax consequences. The tax information summarized is not tax advice.
      Nonqualified Stock Options (“NSOs”). In general, (i) no income will be recognized by an optionee at the time an NSO is granted; (ii) at the time of exercise of an NSO, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares of Common Stock and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares of Common Stock acquired pursuant to the exercise of an NSO, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.
      Incentive Stock Options (“ISOs”). No income will be recognized by an optionee upon the grant of an ISO. In general, no income will be recognized upon the exercise of an ISO. However, the difference between the option price paid and the fair market value of the shares at exercise may constitute a preference item for the alternative minimum tax. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of the grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.
      If shares of Common Stock acquired upon the timely exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.
      Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock or other property received on the exercise.
      Restricted Stock. The recipient of restricted shares of Common Stock generally will not be subject to tax until the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the “Restrictions”). At such time the recipient will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted shares. Any appreciation (or depreciation) realized upon a later disposition of such shares will be treated as long-term or short-term capital gain (or loss) depending upon how long the shares have been held. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.
      Restricted Stock Units. Generally, no income will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on any cash received and the fair market value of any unrestricted shares of Common Stock or other property on the date that such amounts are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units).

      Performance Awards. No income generally will be recognized upon the grant of a performance award. Upon payment in respect of a performance award, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock or other property received.

Tax Consequences to the Company
      To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, (ii) is an ordinary and necessary business expense, (iii) is not an “excess parachute payment” within the meaning of Section 280G of the Code, and (iv) is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.
Value of Benefits
      The Company is unable to determine the amount of benefits that may be received by participants under the Incentive Plan if adopted, as grants of awards are discretionary with the Compensation Committee.
Certain Interests of Directors
      In considering the recommendation of the Board of Directors with respect to the Incentive Plan, shareholders should be aware that the members of the Board of Directors have certain interests, which may present them with conflicts of interest in connection with such proposal. As discussed above, directors are eligible to receive awards under the Incentive Plan. The Board of Directors recognizes that adoption of the Incentive Plan may benefit the Company’s directors and their successors, but believes that approval of the Incentive Plan will advance the Company’s interests and the interests of its shareholders by encouraging directors, employees, consultants and advisors to make significant contributions to the Company’s long-term success.
      The Board of Directors believes the Incentive Plan is in the best interests of the Company, and therefore unanimously recommends that the shareholders vote FOR approval of the Incentive Plan.
OTHER MATTERS
Other Business
      The Board of Directors does not know of any matter to be presented at the Annual Meeting that is not listed in the Notice of Annual Meeting and discussed above. If other matters should come before the Annual Meeting, however, the proxy holders will vote in accordance with their best judgment.
Proposals of Security Holders for 2007 Annual Meeting
      Shareholders desiring to submit proposals for the Proxy Statement for the 2007 Annual Meeting will be required to submit them to the Company in writing on or before December 31, 2006. Any shareholder proposal must also be proper in form and substance, as determined in accordance with the Exchange Act and the rules and regulations promulgated thereunder. Proposals should be addressed to Corporate Secretary, SkyWest, Inc., 444 South River Road, St. George, Utah 84790.
Other Security Holder Proposals for Presentation at the 2007 Annual Meeting
      For any proposal that is not submitted for inclusion in the 2007 Proxy Statement but is instead sought to be presented directly at the 2007 Annual Meeting, SEC rules permit management to vote proxies in its discretion if the Company (1) receives notice of the proposal before the close of business on February 21, 2007, and advises share owners in the 2007 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on February 21, 2007. Notices of intention to present proposals at the 2007 Annual Meeting should be addressed to Corporate Secretary, SkyWest, Inc., 444 South River Road, St. George, Utah 84790.
Additional Information
      A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 will be furnished without charge upon receipt of a written request. The exhibits to that report will also be provided upon request and payment of copying charges. Requests should be directed to Corporate Secretary, SkyWest, Inc., 444 South River Road, St. George, Utah 84790.
Delivery of Documents to Security Holders Sharing an Address
      The Company delivers one proxy statement to each address where multiple holders of its Common Stock reside, unless it has received instructions from a shareholder to the contrary. The Company will promptly deliver another proxy statement to any holder of its Common Stock living at a shared address where it has delivered only one proxy statement. Stockholders wishing to receive another copy of the proxy statement may call Eric Christensen, Corporate Secretary of the Company, at (435) 634-3000, or may deliver such request in writing to Corporate Secretary, SkyWest, Inc., 444 South River Road, St. George, Utah 84790.

APPENDIX A
SKYWEST, INC.
2006 EMPLOYEE STOCK PURCHASE PLAN
      SkyWest, Inc., a Utah corporation (the “Company”), hereby adopts the 2006 Employee Stock Purchase Plan (the “Plan”) to read as follows, effective January 1, 2006:
      1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase shares of common stock of the Company. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and that purchase rights granted under the Plan qualify as “statutory options” within the meaning of Section 421 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of those sections of the Code.
      2. Definitions.

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Committee” means the Compensation Committee of the Board.

(d) “Common Stock” means shares of common stock of the Company.

(e) “Company” means SkyWest, Inc., a Utah corporation.

(f) “Compensation” means regular periodic cash compensation payable to an Employee from the Company or a Designated Subsidiary of a nature reportable as wages subject to income tax withholding on IRS Form W-2. By way of illustration, but not limitation, Compensation includes regular compensation such as salary, hourly wages, overtime, and shift differentials, but excludes bonuses, benefit plan costs and contributions, relocation and other expense reimbursements, tuition or other reimbursements and income realized as a result of participation in any stock option, stock purchase, or similar plan of the Company or any Designated Subsidiary.

(g) “Continuous Employment” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) regular days off such as weekends and holidays, sick leave, vacation leave or other personal leave; (ii) military leave; (iii) any other leave of absence approved by the Company or Designated Subsidiary that employs the Employee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to the employer’s policy adopted from time to time; or (iv) in the case of transfers among the Company and its Designated Subsidiaries.

(h) “Contributions” means all amounts credited to the account of a participating employee pursuant to the Plan.

(i) “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation, or any other transaction or series of related transactions in which the Company’s stockholders immediately prior thereto own less than 50% of the voting stock of the Company (or its successor or parent) immediately thereafter.

(j) “Designated Subsidiaries” means SkyWest Airlines, Inc. It also includes any other Subsidiary, such as Atlantic Southeast Airlines, Inc., that the Committee or full Board may subsequently designate in its sole discretion as an employer whose employees are eligible to participate in the Plan. As of effective date of the Plan, the only Designated Subsidiary is SkyWest Airlines, Inc.

(k) “Eligible Employee” means as to any Offering Period, any Employee who has completed at least 90 days Continuous Employment with the Company or a Designated Subsidiary as of the commencement of the Offering Period in question.

(l) “Employee” means any person, including an Officer, who is an employee within the meaning of Code Section 423(b)(4) of the Company or any of its Designated Subsidiaries.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Offering” means the grant to Eligible Employees of options to purchase Shares under the Plan during an Offering Period.

(o) “Offering Date” means the first business day of each Offering Period of the Plan.

(p) “Offering Period” means a period described in Section 4 below during which Eligible Employees are granted an option to purchase Shares under the Plan. The first Offering Period shall commence January 16, 2006.

(q) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r) “Participant” means an Employee who has elected to participate in the Plan and receive rights to purchase Shares for a given Offering Period

(s) “Plan” means the SkyWest, Inc. 2006 Employee Stock Purchase Plan, as amended from time to time.

(t) “Plan Administrator” means the Company, acting through the Board, the Committee or such other persons as the Committee or Board may designate in writing from time to time. In the absence of such an alternative designation by the Board, the Committee shall serve as Plan Administrator.

(u) “Purchase Date” means the last day of each Offering Period under the Plan.

(v) “Purchase Price” means with respect to any Offering Period an amount equal to 85% of the Fair Market Value (as defined in Section 7(b) below) of a Share on the Offering Date or on the Purchase Date, whichever is lower.

(w) “Share” means a share of Common Stock, as adjusted in accordance with Section 19 of the Plan.

(y) “Subsidiary” means a domestic corporation of which not less than 50% of the voting shares are held by the Company or another Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary. Only entities that qualify as “subsidiaries” of the Company within the meaning of Code Section 424(f) shall be “Subsidiaries” hereunder
      3. Eligibility.

(a) Any person who is an Employee and who has completed at least 90 days of Continuous Employment as of the Offering Date of a given Offering Period shall be eligible to participate in the Offering associated with that Offering Period, subject to the enrollment requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option or any Share purchase rights under the Plan if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) owns directly or indirectly capital stock of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary or other entity related to the Company under Code Section 424(e) and (f). In applying this limitation, the constructive ownership rules of Code Section 424(d) shall apply and stock that the Employee may purchase under this Plan or under any other outstanding options to purchase stock shall be deemed owned by the Employee.

(c) Any provisions of the Plan to the contrary notwithstanding, as required by Code Section 423(b)(8), no Employee shall be granted an option or any Share purchase rights under the Plan if, immediately after the grant, such option or purchase rights would permit his or her rights to purchase stock under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value (as defined in Section 7(b) below) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

      4. Offering Periods. The Plan shall be implemented by a series of Offering Periods of six (6) months’ duration, with new Offering Periods commencing on January 1 and July 1 of each year; provided, however, that (a) the initial Offering shall commence January 16, 2006 and end June 30, 2006 and (b) each of the Committee and the Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected and such Offering Period does not exceed 24 months. The Plan shall continue until terminated in accordance with Section 20 hereof.
      5. Participation.

(a) An Eligible Employee may become a Participant in the Plan by completing an enrollment agreement on the form provided by the Company or Designated Subsidiary that employs the Employee and filing it with the Company’s or Designated Subsidiary’s Human Resources Department or the stock brokerage or other financial services firm designated by the Company (the “Designated Broker”) prior to the applicable Offering Date, unless a later time for filing the enrollment agreement is set by the Company for all eligible Employees with respect to a given Offering Period. The enrollment agreement shall set forth the percentage or amount of the Participant’s Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan towards the purchase of Shares during the Offering Period. For purposes of the initial Offering Period under the Plan, any Eligible Employee who participated in the SkyWest, Inc. 1995 Employee Stock Purchase Plan (“Prior Plan”) during 2005 automatically will be deemed to have elected to participate in the initial Offering Period under this Plan on the same basis as his or her most recent enrollment and contribution election under the Prior Plan unless the Employee affirmatively elects to enroll on a different basis or withdraws from the initial Offering Period under this Plan during such open enrollment period as the Company designates between January 1, 2006 and January 15, 2006.

(b) Elections to participate and make contributions shall automatically remain in effect for future Offering Periods unless and until the first to occur of (i) the date the Participant ceases to be an eligible Employee of the Company or a Designated Subsidiary; (ii) the date the Participant revokes or prospectively amends in writing the Participant’s prior participation election pursuant to such procedures as the Company may establish from time to time; or (iii) expiration of the Plan.

(c) Payroll deductions shall commence on the first full payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Period of the Offering Period to which the enrollment agreement is applicable, unless sooner terminated by the Participant as provided in Section 10. Notwithstanding the foregoing, with respect to the initial Offering Period under the Plan, payroll deductions may at a Participant’s actual or deemed election begin on his or her first payroll date in January 2006 even if prior to January 16, 2006.
      6. Method of Payment of Contributions.

(a) A Participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than two percent (2%) and not more than fifteen percent (15%) (or such other percentage as the Committee may establish from time to time before an Offering Date) of the Participant’s Compensation on each payday during the Offering Period (and with respect to the initial Offering Period, during that portion of January 2006 that precedes the Offering Period). Alternatively, a

Participant may designate a flat dollar amount of Compensation (not in excess of 15% of the Participant’s Compensation for the payroll period) to be withheld from the Participant’s Compensation each payroll date. All payroll deductions made by a Participant shall be credited to his or her account under the Plan. A Participant may not make any additional payments into such account without the consent of the Committee. All payroll deduction elections shall be made on forms and within time frames designated by the Company.

(b) A Participant may discontinue his or her participation in the Plan as provided in Section 10, or prospectively change his Contribution rate for future Offerings on such forms as are provided by the Plan Administrator. Any change in rate shall be effective as of the beginning of the next Offering Period following the date of filing of the new enrollment agreement, if the agreement is filed at least ten (10) business days prior to such date.

(c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Sections 3(b) and 3(c) herein, a Participant’s payroll deductions may be decreased during any Offering Period scheduled to end during the current calendar year to 0%. In the event of such reduction, payroll deductions shall re-commence at the rate provided in the Participant’s enrollment agreement at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

      7. Grant of Option.

(a) Subject to the limitations set forth below, on the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on the applicable Purchase Date a number of Shares determined by dividing such Employee’s Contributions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date by the applicable Purchase Price. Notwithstanding the foregoing, the maximum number of Shares an Employee may purchase during each Offering Period shall be 1,250 Shares (with such limit subject to any adjustment pursuant to Section 19 below), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b), 3(c) and 13. Any Contributions that would otherwise be applied to purchase Shares in excess of the foregoing limits shall be repaid to the Participant at the close of the Offering Period, without interest.

(b) The fair market value of the Company’s Shares on a given date (the “Fair Market Value”) shall be determined by the Committee in its discretion based on the closing sales price of the Shares for such date (or, in the event that the Shares are not traded on that date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation National Market (“Nasdaq”) or, if such price is not reported, the mean of the bid and asked prices per Share of the Common Stock as reported by Nasdaq. In the event the Shares are listed on another stock exchange, the Fair Market Value per Share shall be the closing sales price on such exchange on such date (or, in the event that the Shares are is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal.
      8. Exercise of Option. Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on the Purchase Date at the close of an Offering Period, and the maximum number of Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. Any payroll deductions or other amounts accumulated in a Participant’s account that are not sufficient to purchase a Share shall be retained in the Participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10 below. Any other amounts left over in a Participant’s account after the Purchase Date shall be returned to the Participant without interest. Subject to Sections 22 and 23 below, the Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participant on the Purchase Date. During his or her lifetime, a Participant’s option to purchase Shares hereunder is exercisable only by the Participant.

      9. Delivery. Subject to Sections 22 and 23 below, as promptly as practicable after the Purchase Date of each Offering Period, the number of Shares purchased by each Participant upon exercise of his or her option shall be deposited into an account established in the Participant’s name with the Designated Broker.
      10. Voluntary Withdrawal; Termination of Employment.

(a) A Participant may withdraw all but not less than all the Contributions credited to the Participant’s account under the Plan during an Offering Period at any time prior to the Purchase Date for that Offering Period by giving written notice to the Plan Administrator or the Designated Broker, as directed by the Plan Administrator. All of the Participant’s Contributions credited to the Participant’s account will be paid to the Participant promptly after receipt of the Participant’s notice of withdrawal, his prior enrollment agreement and election to participate will no longer apply to future Offerings, his option for the current Offering Period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Offering Period.

(b) Upon termination of the Participant’s Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement, disability or death, the Contributions credited to his account will be returned to him or, in the case of his death, to the person or persons entitled thereto under Section 15, his prior enrollment agreement and election to participate will no longer apply to future Offerings, and his option will be automatically terminate.

(c) A Participant’s withdrawal from an Offering Period will not have any effect upon his eligibility to again affirmatively elect to participate in a succeeding Offering or in any similar plan that may hereafter be adopted by the Company or any Designated Subsidiary.
      11. Interest. No interest or other earning credit shall accrue on the Contributions of a Participant in the Plan.
      12. Reserved.
      13. Stock.

(a) Subject to adjustment as provided in Section 19(a), the maximum number of Shares which shall be made available for sale under the Plan shall be 2,500,000 Shares. In the event such limit is adjusted on account of a stock split or similar transaction under Section 19(a) below, all Shares issued under the Plan prior to the adjustment shall be counted against that limit on a post-split adjusted basis. If on a given Purchase Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares that are available for sale under the Plan on such Purchase Date, the Company shall make a pro rata allocation of the Shares available for purchase on such Purchase Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising options to purchase Shares on such Purchase Date. The Company may make pro rata allocation of the Shares available for any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Period.

(b) A Participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised and the Shares are issued.

(c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and the Participant’s spouse.
      14. Administration. The Plan Administrator shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All decisions regarding and interpretations of the Plan by the Plan Administrator shall be binding and conclusive on Participants.

      15. Designation of Beneficiary.

(a) A Participant may designate a beneficiary who is to receive any Shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering Period but prior to delivery to the Participant of such Shares and cash. In addition, a Participant may designate a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to the Purchase Date of an Offering Period. Beneficiary designations under this Section 15(a) shall be made as directed by the Human Resources Department of the Company or Designated Subsidiary that employs the Participant.

(b) A Participant may change the Participant’s designation of a beneficiary at any time by written notice to the Human Resource Department of the Company or the Designated Subsidiary that employs him. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
      16. Transferability. No Participant assign, transfer, pledge or otherwise dispose of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15) any Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan. Any such attempt at assignment, transfer, pledge or other disposition shall be null, void and without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.
      17. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.
      18. Reports. Individual accounts will be maintained for each Participant in the Plan. The Company or Designated Broker will provide statements of account to Participants at least annually, which statements will set forth the amount of Contributions by the Participant, the applicable per Share Purchase Price, the number of Shares purchased by the Participant and the remaining cash balance in the Participant’s account, if any.
      19. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Adjustment. The number of Shares covered by each option under the Plan that has not yet been exercised and the number of Shares that have been authorized for issuance under the Plan (collectively, the “Reserves”), as well as the maximum number of Shares that a Participant may purchase in an Offering Period, the number of Shares set forth in Section 13(a) above, and the price per Share covered by each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Shares, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustments may be retroactive and shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

(b) Corporate Transactions. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, the Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the “New Purchase Date”), as of which date the Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Company shall notify each Participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for the Participant’s option has been changed to the New Purchase Date and that the option will be exercised automatically on the New Purchase Date, unless prior to such date the Participant withdraws from the Offering Period as provided in Section 10. For purposes of this Section 19, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 19); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Shares in the transaction.

      The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares, and in the event of the Company’s being consolidated with or merged into any other corporation.
      20. Amendment or Termination.

(a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19, no such termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to an Offering Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering Period would cause the Company to violate Code Section 423, applicable law or any requirement of an exchange on which the Shares are traded. Except as provided in Section 19 and in this Section 20, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any Participant. In addition, to the extent necessary to comply with the requirements of any stock exchange on which the Shares are listed or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

(b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, each of the Committee and the Board shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Committee or Board determines in its sole discretion to be advisable that are consistent with the Plan.
      21. Notices. All notices or other communications by a Participant to the Company or a Designated Subsidiary under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company or Designated Subsidiary at the location, or by the person, designated by the Company or Designated Subsidiary for the receipt thereof.
      22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option under this Plan unless the exercise of such option and the issuance and delivery of such Shares under this Plan shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
      23. Term of Plan; Effective Date. Any provision herein to the contrary notwithstanding, the Plan shall become effective January 1, 2006, subject to approval by the Company’s stockholders not later than June 30, 2006. No Shares shall be issued under the Plan unless the Plan is approved by the shareholders by June 30, 2006. If the shareholders of the Company do not approve the Plan as required under Code Section 423 by June 30, 2006, the Plan shall automatically expire and terminate on that date and no Shares shall be issued under the Plan. If approved by the shareholders on or before June 30, 2006, the Plan shall continue in effect until terminated under Section 20 above.
      24. Miscellaneous Provisions.

(a) The Plan and Offerings hereunder do not constitute an employment contract. Nothing in the Plan or any Offering will in any way alter the “at will” nature of an Employee’s employment or be deemed to create in any way whatsoever any obligation on the part of any Employee to continue in the employ of the Company or any Subsidiary, or on the part of the Company or a Subsidiary to continue the employment of an Employee.

(b) The provisions of the Plan shall be governed by the laws of the State of Utah without resort to that state’s conflicts of laws rules.

APPENDIX B
SKYWEST, INC.
2006 LONG-TERM INCENTIVE PLAN
      SkyWest, Inc. (the “Company”), a Utah corporation, hereby establishes and adopts the following 2006 Long-Term Incentive Plan (the “Plan”).

1.	PURPOSE OF THE PLAN
      The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.	DEFINITIONS
      2.1. “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock Unit Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.
      2.2. “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder, including through an electronic medium.
      2.3. “Board” shall mean the board of directors of the Company.
      2.4. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
      2.5. “Committee” shall mean the Compensation Committee of the Board, consisting of no fewer than two Directors, each of whom is “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act. With respect to any Awards granted by the Subcommittee, references in this Plan to the “Committee” shall mean the Subcommittee.
      2.6. “Covered Employee” shall mean an employee of the Company who is a “covered employee” within the meaning of Section 162(m) of the Code.
      2.7. “Director” shall mean a non-employee member of the Board.
      2.8. “Dividend Equivalents” shall have the meaning set forth in Section 12.5.
      2.9. “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person’s becoming an employee of the Company or any Subsidiary. Solely for purposes of the Plan, an Employee shall also mean any consultant or advisor who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.
      2.10. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
      2.11. “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be the per Share average of the high and low trading prices of the Shares as reported on the NASDAQ Stock Market on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported) or, if the Company is not then listed on the NASDAQ Stock Market, on such other principal securities exchange on which the Shares are traded, and if the Company is not listed on the NASDAQ Stock Market or any other securities exchange, the Fair Market Value of Shares shall be determined by the Committee in its sole discretion using appropriate criteria.
      2.12. “Freestanding Stock Appreciation Right” shall have the meaning set forth in Section 6.1.

      2.13. “Limitations” shall have the meaning set forth in Section 10.5.
      2.14. “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.
      2.15. “Other Stock Unit Award” shall have the meaning set forth in Section 8.1.
      2.16. “Participant” shall mean an Employee or Director who is selected by the Committee to receive an Award under the Plan.
      2.17. “Payee” shall have the meaning set forth in Section 13.1.
      2.18. “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 9.
      2.19. “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.
      2.20. “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
      2.21. “Performance Unit” shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated amount of property other than Shares (or cash), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
      2.22. “Permitted Assignee” shall have the meaning set forth in Section 12.3.
      2.23. “Prior Plans” shall mean, collectively, the Company’s Executive Stock Incentive Plan and the Company’s 2001 Allshare Stock Option Plan.
      2.24. “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
      2.25. “Restricted Stock Award” shall have the meaning set forth in Section 7.1.
      2.26. “Shares” shall mean the shares of common stock, no par value, of the Company.
      2.27. “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Section 6.
      2.28. “Subcommittee” shall mean a subcommittee of the Committee consisting of each member of the Compensation Committee of the Board who is both: (i) an “outside director” within the meaning of Section 162(m) of the Code, and (ii) an “independent director” for purpose of the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded).
      2.29. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
      2.30. Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
      2.31. “Tandem Stock Appreciation Right” shall have the meaning set forth in Section 6.1.
      2.32. “Vesting Period” shall have the meaning set forth in Section 7.1.

3.	SHARES SUBJECT TO THE PLAN
      3.1 Number of Shares. (a) Subject to adjustment as provided in Section 12.2, a total of 6,000,000 Shares shall be authorized for grant under the Plan. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as two and one-half (2.5) Shares for every one (1) Share granted.

(b) If any Shares subject to an Award or to an award under the Prior Plans are forfeited (other than as a result of expiration of the Award’s term if the Award is an Option or Stock Appreciation Right), or any Award or award under the Prior Plans is settled for cash, the Shares shall, to the extent of such forfeiture or cash settlement, again be available for Awards under the Plan, subject to Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares subject to an Option or Stock Appreciation Right that expires at the conclusion of its term without being exercised, (ii) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, (iii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, (iv) Shares repurchased by the Company with Option proceeds, and (v) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year.

(d) Any Shares that again become available for grant pursuant to this Article shall be added back as one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans, and as two and one-half (2.5) Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.
      3.2. Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.	ELIGIBILITY AND ADMINISTRATION
      4.1. Eligibility. Any Employee or Director shall be eligible to be selected as a Participant.
      4.2. Administration. (a) The Plan shall be administered by the Committee. Subject to Section 4.2(c) below, the other provisions of the Plan and such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, the Committee shall have full power and authority to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A Participant or other holder of an Award may contest a decision or action of the Committee with respect to such person or Award only on the grounds that such decision is arbitrary and capricious or unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary and capricious or unlawful. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

(c) Notwithstanding Section 4.2(a) above, to the extent required to qualify Awards to officers as “qualified performance-based compensation” under Section 162(m) of the Code or comply with applicable securities law or the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded), the Subcommittee rather than the full Compensation Committee shall have power and authority to grant Awards to officers and Directors of the Company, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board. The Subcommittee’s authority hereunder with respect to Awards to officers and Directors of the Company shall include all of the powers set forth in Section 4.2(a)(i) through (xii) above.

(d) The full Committee may also delegate to the Subcommittee the right to grant Awards to Employees who are not Directors or officers of the Company and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to Employees who are not Directors or officers of the Company.

(e) Any action within the scope of its authority by the Subcommittee under Section 4.2(c) or (d) shall be deemed for all purposes under the Plan to have been taken by the full Committee and references in the Plan to the Committee shall be deemed to include the Subcommittee unless the context otherwise requires.

5.	OPTIONS
      5.1. Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.
      5.2. Award Agreements. All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.
      5.3. Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded).
      5.4. Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of seven (7) years from the date the Option is granted, except in the event of death or disability.
      5.5. Exercise of Options. Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (b) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (c) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (d) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (e) through any other method specified in an Award Agreement, or (f) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.
      5.6. Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.
      5.7. Incentive Stock Options. The Committee may grant Options intended to qualify as “incentive stock options” as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Solely for the purposes of determining whether Shares are available for the grant of “incentive stock options” under the Plan, the maximum aggregate number of Shares with respect to which “incentive stock options” may be issued under the Plan shall be 6,000,000 Shares.

6.	STOCK APPRECIATION RIGHTS
      6.1. Grant and Exercise. The Committee may provide Stock Appreciation Rights (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (“Tandem Stock Appreciation Right”), (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion.
      6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the designated base value per Share (the “Base Amount”) with respect to the right on the date of grant, or in the case of a Tandem Stock Appreciation Right granted on the date of grant of the related Option, as specified by the Committee in its sole discretion, which Base Amount per Share, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be.

(b) Upon the exercise of a Stock Appreciation Right, the Committee shall determine in its sole discretion whether payment shall be made in cash, in whole Shares or other property, or any combination thereof.

(c) Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or at any time thereafter before exercise or expiration of such Option.

(d) Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the option price at which Shares can be acquired pursuant to the Option. In addition, (i) if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies, and (ii) no Tandem Stock Appreciation Right granted under the Plan to a person then subject to Section 16 of the Exchange Act shall be exercised during the first six (6) months of its term for cash, except as provided in Article 11.

(e) Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised.

(f) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(g) The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate. Notwithstanding the foregoing provisions of this Section 6.2(g), but subject to Section 12.2, a Freestanding Stock Appreciation Right shall have the same terms and conditions as Options, including (i) a Base Amount per Share not less than Fair Market Value of a Share on the date of grant to an employee of the Company or a Subsidiary, and (ii) a term not greater than seven (7) years. In addition to the foregoing, but subject to Section 12.2, the Committee shall not without approval of the Company’s stock holders (a) reduce the Base Amount per Share under any Stock Appreciation Right after it is granted, (b) cancel a Stock Appreciation Right when the Base Amount per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded).

(h) The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

7.	RESTRICTED STOCK AWARDS
      7.1. Grants. Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award”), and such Restricted Stock Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee (the “Vesting Period”). The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock.
      7.2. Award Agreements. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards need not be the same with respect to each Participant
      7.3. Rights of Holders of Restricted Stock. Beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock.
      7.4. Minimum Vesting Period. Except for certain limited situations (including the death, disability or retirement of the Participant, or a Change in Control as defined in Article 11), or special circumstances determined by the Committee, such as the achievement of performance objectives, Restricted Stock Awards subject solely to the continued employment of employees of the Company or a Subsidiary shall have a Vesting Period of not less than three (3) years from date of grant (but permitting pro rata vesting over such time); provided that such minimum Vesting Period shall not be applicable to (i) grants to new hires to replace forfeited awards from a prior employer, or (ii) grants of Restricted Stock in payment of Performance Awards and other earned cash-based incentive compensation. Subject to the foregoing minimum Vesting Period requirements, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Award Agreement subject to such terms and conditions as the Committee shall deem appropriate. The minimum Vesting Period requirements of this Section shall not apply to Restricted Stock Awards granted to Directors or to any consultants or advisors who provide services to the Company or any Subsidiary.

8.	OTHER STOCK UNIT AWARDS
      8.1. Grants. Other Awards of units having a value equal to an identical number of Shares (“Other Stock Unit Awards”) may be granted hereunder to Participants, in addition to other Awards granted under the Plan. Other Stock Unit Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based incentive compensation.
      8.2. Award Agreements. The terms of Other Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant.
      8.3. Vesting. Except for certain limited situations (including the death, disability or retirement of the Participant, or a Change in Control as defined in Article 11), or special circumstances determined by the Committee, such as the achievement of performance objectives, Other Stock Unit Awards subject solely to the continued employment of employees of the Company or any Subsidiary shall be subject to a vesting period determined by the Committee of not less than three (3) years from date of grant (but permitting pro rata vesting over such time); provided, that such minimum vesting period shall not be applicable to (i) grants to new hires to replace forfeited awards from a prior employer, or (ii) grants of Other Stock Unit Awards in payment of Performance Awards and other earned cash-based incentive compensation. Subject to the foregoing minimum vesting period requirements, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Other Stock Unit Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Award Agreement subject to such terms and conditions as the Committee shall deem appropriate. The minimum vesting period requirements of this Section shall not apply to Other Stock Unit Awards granted to Directors or to any consultants or advisors who provide services to the Company or any Subsidiary.
      8.4. Payment. Except as provided in Article 10 or as maybe provided in an Award Agreement, Other Stock Unit Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Other Stock Unit Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9.	PERFORMANCE AWARDS
      9.1. Grants. Performance Awards in the form of Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.
      9.2. Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.
      9.3. Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.
      9.4. Payment. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.
10.     CODE SECTION 162(m) PROVISIONS
      10.1. Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.
      10.2. Performance Criteria. If the Committee determines that a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenue; revenue growth; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income; division, group or corporate financial goals; return on equity; total shareholder return; return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models; comparisons with various stock market indices; reductions in costs; cash flow (before or after dividends) cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; cash margins; cost per available seat mile; revenue per available seat mile; revenue per revenue seat mile; operating margin adjusted for total interest expense; percentage of flights completed on time; percentage of scheduled flights completed; lost passenger baggage; aircraft utilization; and revenue per employee. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) reorganizations, restructurings and discontinued operations, (b) other extraordinary non-recurring items, (c) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (d) the cumulative effects of tax or accounting changes in accordance with generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.
      10.3. Adjustments. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.
      10.4. Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.
      10.5. Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any rolling 36-month period with respect to more than 1,000,000 Shares or (ii) Restricted Stock, Performance Awards and/or Other Stock Unit Awards that are denominated in Shares in any rolling 36-month period with respect to more than 500,000 Shares (the “Limitations”). In addition to the foregoing, the maximum dollar value payable to any Participant in any rolling 12-month period with respect to Performance Awards is $5,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

11.	CHANGE IN CONTROL PROVISIONS
      11.1. Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefore if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or the Base Amount per Share of the Stock Appreciation Right and (ii) all Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed.
      11.2. Assumption or Substitution of Certain Awards. (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, if a Participant’s employment with such successor company (or a subsidiary thereof) terminates within the time period following such Change in Control set forth in the Award Agreement and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for a period of time set forth in the Award Agreement, (ii) restrictions and deferral limitations on Restricted Stock shall lapse and the Restricted Stock shall become free of all restrictions and limitations and become fully vested, and (iii) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.1, an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.
      (b) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award: (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall immediately vest and become fully exercisable, (ii) restrictions and deferral limitations on Restricted Stock shall lapse and the Restricted Stock shall become free of all restrictions and limitations and become fully vested, and (iii) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.
      (c) Notwithstanding any other provision of the Plan, the Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.
      11.3. Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:
      (a) During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;
      (b) any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (i) by the Company or any subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c) below, or (v) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by such person;
      (c) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 60% of the total voting power of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation); and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”);
      (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets; or
      (e) the occurrence of any other event that the Board determines by a duly approved resolution constitutes a Change in Control.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

12.	GENERALLY APPLICABLE PROVISIONS
      12.1. Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded) provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Freestanding Stock Appreciation Right specified by Section 5.5(g), (f) amend any provision of Section 10.5, or (g) take any action with respect to an Option or Stock Appreciation Right that may be treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the

Shares are traded), including reducing the exercise price or Base Amount (as applicable) or exchanging an option or Stock Appreciation Right for cash or another Award. In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.
      12.2. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the Limitations, the maximum number of Shares that may be issued under “incentive stock options” and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number.
      12.3. Transferability of Awards. Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement, no Award and no Shares subject to Awards described in Article 8 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing if provided for in an Award Agreement, a Participant may assign or transfer an Award with the consent of the Committee (each transferee thereof, a “Permitted Assignee”) (a) to the Participant’s spouse, children, or grandchildren (including any adopted step children and grandchildren); (b) to a trust or partnership for the benefit of one or more person referred to in clause (a); or (c) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section. Any transfer of an Award or Shares in violation of this Section 12.3 shall be null and void.
      12.4. Termination of Employment. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.
      12.5. Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.

13.	MISCELLANEOUS
      13.1. Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.
      13.2. Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee or Director the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or Director at any time for any reason “at will.” Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.
      13.3. Prospective Recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions of the Plan and Award Agreement.
      13.4. Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.
      13.5. Cancellation of Award. Notwithstanding anything to the contrary contained herein, all outstanding Awards granted to any Participant shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, establishes a relationship with a competitor of the Company or any Subsidiary or engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion. The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.
      13.6. Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Any provision herein to the contrary notwithstanding, the Company shall have no obligation to issue any Shares pursuant to an Award if the Committee determines in good faith that such issuance would violate applicable federal, state or foreign securities laws.
      13.7. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.
      13.8. Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
      13.9. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.
      13.10. Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
      13.11. Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
      13.12. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Utah, without reference to principles of conflict of laws, and construed accordingly.
      13.13. Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of a majority the shares voted at a duly constituted meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and no Award shall be granted until the stockholders of the Company approve the Plan. Awards may be granted under the Plan at any time and from time to time following stockholder approval of the Plan until the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.
      13.14. Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.
      13.15. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.
      13.16. Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

PROXY
SKYWEST, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Jerry C. Atkin, Bradford R. Rich and Eric D. Christensen, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of SkyWest, Inc., a Utah corporation (the “Company”), held of record by the undersigned on March 17, 2006 at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the SkyWest Corporate Offices, 444 South River Road, St. George, Utah 84790, on Tuesday, May 2, 2006, at 11:00 a.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.
1.	ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Company and until their respective successors shall have been duly elected and shall qualify.

☐ FOR all nominees listed below (except as marked to the contrary). ☐ WITHOUT AUTHORITY to vote for all nominees listed below.
(INSTRUCTION: To withhold authority to vote for any individual nominee. strike a line through the nominee’s name in the list below.)

JERRY C. ATKIN	J. RALPH ATKIN	IAN M. CUMMING	ROBERT G. SARVER
W. STEVE ALBRECHT	MERVYN K. COX	HENRY J. EYRING	STEVEN F. UDVAR-HAZY
2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP to serve as the independent public accountants of the Company for the fiscal year ending December 31, 2006

☐ For	☐ Against	☐ Abstain
3.	APPROVAL OF THE SKYWEST, INC. 2006 EMPLOYEE STOCK PURCHASE PLAN

☐ For	☐ Against	☐ Abstain
4.	APPROVAL OF THE SKYWEST, INC. 2006 LONG-TERM INCENTIVE PLAN

☐ For	☐ Against	☐ Abstain
5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE AND FOR PROPOSALS 2 THROUGH 4.
          Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.

DATED:	2006

Signature

Signature if held jointly
(Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)